Cash and cash equivalents	12 Months Ended
Dec. 31, 2021
Cash and cash equivalents
Cash and cash equivalents

11      Cash and cash equivalents

Cash and cash equivalents comprised the following:

	As of December 31,
In thousands of USD	2020	2021
Cash at bank and in hand	292,139	96,094
Short-term deposits	81,792	20,996
Total Cash and cash equivalents	373,931	117,090

Cash at banks earns interest at floating rates based on daily bank deposit rates. Short-term deposits are made for varying periods, depending on the immediate cash requirements of the Group, and earn interest at the respective short-term deposit rates.

The Group has no restricted cash on cash and cash equivalents at December 31, 2021 (December 31, 2020: nil).

While cash and cash equivalents are also subject to the impairment requirements of IFRS 9, the identified expected credit loss was immaterial.